SUPPLEMENT DATED FEBRUARY 28, 2019

TO PROSPECTUS AND
SUMMARY PROSPECTUSES OF THE FUNDS

Viking Mutual Funds

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Viking Tax-Free Fund for Montana

Viking Tax-Free Fund for North Dakota

Summary Prospectus and Prospectus of the Funds dated November 28, 2018

As described below, at a meeting held on February 8, 2019, the Board of Trustees of Viking Mutual Funds (the “Trust”) approved changes to the up-front sales charges imposed on purchases of shares of the Funds.

Effective date of changes is March 1, 2019

Accordingly, the second sentence under the heading “Fees and Expenses of the Fund” in each Fund’s “Fund Summary” section of the Prospectus and each Fund’s Summary Prospectus is replaced with the following:

You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds.

In the Prospectus, certain information under the headings “Class A Shares” and “Limited Contingent Deferred Sales Charge” in the section entitled “The Shares Offered” is updated to reflect the Modified Up-Front Sales Charges as follows:

Class A Shares

The up-front sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	2.50%	2.56%	2.00%
$50,000 but less than $100,000	2.00%	2.04%	1.75%
$100,000 but less than $200,000	1.50%	1.52%	1.25%
$200,000 or more	0.00%	0.00%	0.00%

Limited Contingent Deferred Sales Charge

Certain investors that purchase Fund shares without an up-front sales charge will have to pay a limited contingent deferred sales charge (“CDSC”) of 1.00% if they redeem those shares within twenty-four months of purchase. Your investment may be subject to this CDSC if:

-	you purchased $200,000 or more of Fund shares and the Fund’s distributor paid your investment representative a commission;

-	you purchased Fund shares subject to a sales charge waiver, and the Fund’s distributor paid your investment representative a commission.

In the section of the Prospectus entitled “Dealer Compensation”, the schedule of sales commissions and other payments received by qualifying dealers who sell Class A shares is replaced with the following:

Qualifying dealers who sell Class A shares may receive sales commissions and other payments. These are paid by the Distributor from sales charges, distribution and service (12b-1) fees and its other resources.

Commission (%) (as a Percentage of Public Offering Price)
Investment under $50,000	2.00%
$50,000 but under $100,000	1.75%
$100,000 but under $200,000	1.25%
$200,000 or more	0.00%
12b-1 fee to dealer	0.20%

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The information set forth in the Prospectus and Summary Prospectuses of the Funds is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Funds’ Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE